Eurocan Holdings, Ltd.

phone: 212 979 8562 | fax: 646 205 0908 | One Union Square West, Suite 610, New York, NY 10003

July 12, 2012

Via EDGAR and Mail

Larry Spirgel

Assistant Director

Securities and Exchange Commission

Division of Corporation Finance

100 F Street, N.E.

Washington, D.C. 20549-4628

Re:	Eurocan Resources Ltd.
Amendment No. 2 to Registration Statement on Form S-1
Registration Statement on Form S-1
filed February 17, 2012
File No. 333-177918

Dear Mr. Spirgel:

In connection with the above-captioned filing, we are filing with the Commission, via Edgar, the following documents relating to the registration of Common Stock:

A. Pre-Effective Amendment No. 2 to our Registration Statement on Form S-1 (the "Registration Statement"); and

B. Three copies of the Registration Statement that have been marked to indicate the changes to the Registration Statement made by Pre-Effective Amendment No. 2.

The Registration Statement has been amended to respond to the Staff's letter of non-accounting comments dated, February 23, 2012. Our responses to the Staff's comments are set forth below in the following paragraphs numbered to correspond to the comments in the Staff's letter. Any capitalized terms used in this letter shall have the meanings ascribed to them in the Registration Statement.

Amendment No. 1 to Registration Statement on Form S-1

General

1. In response to the Staff’s comment, we have deleted all reference to the OTC Markets system from our disclosure.

2. In response to the Staff’s comment, we have updated the executive compensation disclosure for 2011.

Management’s Discussion and Analysis, page 18

Plan of Operations, page 19

3. In response to the Staff’s comment, we have revised our disclosure to state that we do not have sufficient cash flows from operations and that our available capital is not sufficient to sustain our current level of operations for the next 12 months.

Eurocan Holdings, Ltd.

Financial Statements

4. In response to the Staff’s comment, we have updated the financial statements and other financial information throughout the filing to include the fiscal year ended December 31, 2011 and the interim period ended March 31, 2012. Under Rule 8-08 of Regulation S-X, promulgated under the Exchange Act of 1934, Eurocan advises that it has reported income from continuing operations for the fiscal years ended December 31, 2011 and 2010, and in good faith expects to report income from continuing operations for the fiscal year ended December 31, 2012.

In addition to the foregoing, we draw the Staff’s attention to the increase in the total number of shares to be registered in the offering from 5,000,000 to 8,000,000. We have revised the registration statement accordingly throughout.

We acknowledge that should the Commission or the staff, acting pursuant to delegated authority, declare the filing effective, it does not foreclose the Commission from taking any action with respect to the filing.

We further acknowledge that the action of the Commission or the staff, acting pursuant to delegated authority, in declaring the filing effective, does not relieve Eurocan Holdings Ltd. from its full responsibility for the adequacy and accuracy of the disclosure in the filing.

We further acknowledge that Eurocan Holdings Ltd. may not assert staff comments and the declaration of effectiveness as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Should the Staff need additional information or have questions concerning our response, please do not hesitate to contact us.

Yours very truly,

/s/ Michael Williams

Michael Williams

President

Enclosures